SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2000

COMPAQ COMPUTER CORPORATION (Exact Name of Registrant as Specified in its Charter)

Delaware	1-9026	76-0011617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20555 SH 249 Houston, Texas	77070
(Address of Principal Executive Offices)	(Zip Code)

(281) 370-0670
(Registrant’s telephone number, including area code)

ITEM 5.     Other Events.

In a release dated December 12, 2000, Compaq Computer Corporation (NYSE: CPQ) reported that revenue and earnings for its fourth quarter ending Dec. 31, 2000, will be below market expectations. The news release is attached as Exhibit 99.1.

ITEM 7.      Financial Statements and Exhibits.

Exhibit 99.1     News Release dated December 12, 2000 is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPAQ COMPUTER CORPORATION

Dated: December 12, 2000	By: /s/ Linda S. Auwers Linda S. Auwers Vice President, Associate General Counsel and Secretary

Exhibit Index

                 Exhibit No.                        Description

                     99.1                       News Release dated December 12, 2000